                               TABLE OF CONTENTS

Letter to Partners...............................  1
Economic Snapshot................................  2
Performance Results..............................  3
Performance in Perspective.......................  4
Portfolio of Investments.........................  5
Statement of Assets and Liabilities..............  7
Statement of Operations..........................  8
Statement of Changes in Net Assets...............  9
Financial Highlights............................. 10
Notes to Financial Statements.................... 11
Report of Independent Accountants................ 14

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                               LETTER TO PARTNERS

January 20, 2000

Dear Partner:

    As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

    Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

    Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

    - INVESTING FOR THE LONG-TERM

    - BASING INVESTMENT DECISIONS ON SOUND RESEARCH

    - BUILDING A DIVERSIFIED PORTFOLIO

    - BELIEVING IN THE VALUE OF PROFESSIONAL INVESTMENT ADVICE

    While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,


/s/ Richard F. Powers, III             /s/ Dennis J. McDonnell
Richard F. Powers, III                 Dennis J. McDonnell
Chairman                               President
Van Kampen Asset Management Inc.       Van Kampen Asset Management Inc.

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    The nation's brisk rate of economic growth continued throughout 1999, bringing the United States to the verge of its longest economic expansion on record. High levels of consumer spending, a host of new jobs, and increasing productivity kept the economy strong. Gross domestic product, the primary measure of economic growth, increased 4.2 percent for the year, including an impressive annualized rate of 5.7 percent for the third quarter and 5.8 percent in the fourth quarter.

EMPLOYMENT

    The job market remained vibrant throughout the year, with more than 2.7 million U.S. jobs created in 1999. In addition, unemployment dropped to 4.1 percent in October--its lowest rate in three decades. With jobs plentiful and wages on the rise, most Americans were optimistic about the future. At the end of the year the consumer confidence index hit its highest level since 1968. Although wage pressures caused some concerns about the potential erosion of corporate profits, productivity gains helped keep those concerns muted through the end of the year.

INFLATION AND INTEREST RATES

    Although the Consumer Price Index continued to reflect historically low inflation--rising only 2.7 percent during 1999--concerns about future increases in inflation were prevalent throughout the reporting period. The Federal Reserve Board remained active in guarding against inflation and trying to temper economic growth. The Fed reversed its three interest-rate cuts from the fall of 1998 by raising rates in June, August, and November 1999.

                          U.S. GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 Third Quarter 1997 through Fourth Quarter 1999
[BAR GRAPH]

97Q3                                                                               4
97Q4                                                                             3.10
98Q1                                                                             6.70
98Q2                                                                             2.10
98Q3                                                                             3.80
98Q4                                                                             5.90
99Q1                                                                             3.70
99Q2                                                                             1.90
99Q3                                                                             5.70
99Q4                                                                             5.80

    Source: Bureau of Economic Analysis

            PERFORMANCE RESULTS FOR THE YEAR ENDED DECEMBER 31, 1999

                            VAN KAMPEN EXCHANGE FUND

 TOTAL RETURNS
One-year total return(1)...................................    11.48%
Five-year average total return(1)..........................    25.50%
Ten-year average total return(1)...........................    17.14%
Life-of-Fund average total return(1).......................    15.01%
Commencement Date..........................................  12/16/76

(1)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all units of partnership interest at the end of the period, all at NAV.

An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Fund shares may decline. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Because the prices of common stocks and other securities fluctuate, the value of an investment in the Fund will vary upon the Fund's investment performance. Foreign securities may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed.

    - Reflect the impact of favorable market trends or difficult market conditions.

    - Help you evaluate how your Fund's management team has responded to opportunities and challenges.

    The following graph compares your Fund's performance to that of the Standard & Poor's 500 Index over time. This index is a broad-based, statistical composite that does not include any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. An investment cannot be made directly in an index.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Exchange Fund vs. the Standard & Poor's 500 Index (December 31, 1989, through December 31, 1999)
[INVESTMENT PERFORMANCE CHART]

                                                                  VAN KAMPEN EXCHANGE FUND         STANDARD & POOR'S 500 INDEX
                                                                  ------------------------         ---------------------------
Dec 1989                                                                   10000                              10000
                                                                            9354                               9312
                                                                            9410                               9391
                                                                            9741                               9698
                                                                            9505                               9437
                                                                           10574                              10305
                                                                           10637                              10305
                                                                           10808                              10251
                                                                            9789                               9284
                                                                            9447                               8895
                                                                            9344                               8836
                                                                           10084                               9365
Dec 1990                                                                   10223                               9689
                                                                           10617                              10091
                                                                           11534                              10770
                                                                           11574                              11091
                                                                           11592                              11095
                                                                           12062                              11523
                                                                           11429                              11066
                                                                           12017                              11563
                                                                           12367                              11790
                                                                           12086                              11658
                                                                           12473                              11796
                                                                           11884                              11278
Dec 1991                                                                   13235                              12628
                                                                           13115                              12376
                                                                           13188                              12495
                                                                           12826                              12310
                                                                           13109                              12653
                                                                           13265                              12666
                                                                           12787                              12545
                                                                           13308                              13038
                                                                           13112                              12726
                                                                           13064                              12940
                                                                           13351                              12967
                                                                           13664                              13359
Dec 1992                                                                   13814                              13588
                                                                           13731                              13684
                                                                           14037                              13828
                                                                           14233                              14180
                                                                           14307                              13820
                                                                           14693                              14133
                                                                           14346                              14247
                                                                           14007                              14171
                                                                           14798                              14659
                                                                           14493                              14614
                                                                           14684                              14897
                                                                           14616                              14705
Dec 1993                                                                   14905                              14952
                                                                           15302                              15438
                                                                           15042                              14974
                                                                           14375                              14390
                                                                           14407                              14555
                                                                           14875                              14736
                                                                           14584                              14451
                                                                           15186                              14906
                                                                           15971                              15467
                                                                           15505                              15157
                                                                           15683                              15474
                                                                           15331                              14863
Dec 1994                                                                   15620                              15155
                                                                           16178                              15523
                                                                           16907                              16083
                                                                           17582                              16626
                                                                           18265                              17091
                                                                           18820                              17711
                                                                           19663                              18208
                                                                           20150                              18786
                                                                           19778                              18780
                                                                           20197                              19650
                                                                           20596                              19552
                                                                           20861                              20355
Dec 1995                                                                   20767                              20829
                                                                           20920                              21509
                                                                           21432                              21658
                                                                           21846                              21946
                                                                           22962                              22241
                                                                           23701                              22749
                                                                           22911                              22929
                                                                           22019                              21880
                                                                           22815                              22291
                                                                           24820                              23632
                                                                           26023                              24249
                                                                           28523                              26029
Dec 1996                                                                   28285                              25599
                                                                           31569                              27169
                                                                           30131                              27330
                                                                           28938                              26290
                                                                           30312                              27826
                                                                           31695                              29456
                                                                           32408                              30870
                                                                           36796                              33282
                                                                           35054                              31370
                                                                           35998                              33179
                                                                           33951                              32035
                                                                           34380                              33463
Dec 1997                                                                   33726                              34128
                                                                           35802                              34474
                                                                           38115                              36903
                                                                           38211                              38878
                                                                           38657                              38231
                                                                           37118                              38493
                                                                           37827                              40158
                                                                           38349                              39692
                                                                           33583                              33905
                                                                           37629                              36171
                                                                           39362                              39076
                                                                           42029                              41386
Dec 1998                                                                   43629                              43861
                                                                           45369                              45660
                                                                           43169                              44186
                                                                           44086                              46043
                                                                           45747                              47790
                                                                           43215                              46597
                                                                           46387                              49283
                                                                           46676                              47704
                                                                           49268                              47406
                                                                           45820                              46212
                                                                           46281                              49102
                                                                           49413                              50038
Dec 1999                                                                   48637                              53078

The above chart reflects the performance of the Fund. The Fund's performance assumes reinvestment of all distributions and is shown at net asset value.

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

                      Description                         Shares      Market Value
----------------------------------------------------------------------------------
COMMON STOCKS  97.4%
AEROSPACE & DEFENSE  0.8%
Honeywell International, Inc. .........................    12,528     $   722,709
                                                                      -----------
CONSUMER DISTRIBUTION  0.7%
Cardinal Health, Inc. .................................     1,245          59,604
IKON Office Solutions, Inc. ...........................    86,993         592,640
                                                                      -----------
                                                                          652,244
                                                                      -----------
CONSUMER DURABLES  1.0%
Dana Corp..............................................    13,677         409,455
SPX Corp. (a)..........................................     6,824         551,465
                                                                      -----------
                                                                          960,920
                                                                      -----------
CONSUMER NON-DURABLES  3.5%
International Flavors & Fragrances, Inc. ..............    49,712       1,876,628
McCormick & Co., Inc. .................................    48,259       1,435,705
                                                                      -----------
                                                                        3,312,333
                                                                      -----------
CONSUMER SERVICES  0.2%
Luby's Cafeterias, Inc. ...............................    13,367         152,050
                                                                      -----------
ENERGY  12.1%
Amerada Hess Corp. ....................................    21,200       1,203,100
Apache Corp. ..........................................    11,406         421,309
Baker Hughes Inc. .....................................    25,634         539,916
BP Amoco PLC--ADR (United Kingdom).....................    33,876       2,009,270
Exxon Mobil Corp. .....................................    53,151       4,281,978
Halliburton Co. .......................................    30,320       1,220,380
Kerr-McGee Corp. ......................................    10,900         675,800
Schlumberger, Ltd......................................    16,080         904,500
Transocean Sedco Forex, Inc. ..........................     3,113         104,872
                                                                      -----------
                                                                       11,361,125
                                                                      -----------
FINANCE  4.0%
American International Group, Inc. ....................    27,792       3,005,010
Household International, Inc. .........................    21,372         796,107
                                                                      -----------
                                                                        3,801,117
                                                                      -----------
HEALTHCARE  31.5%
American Home Products Corp. ..........................    56,000       2,208,500
Baxter International, Inc. ............................     5,000         314,063

                                               See Notes to Financial Statements

                               December 31, 1999
--------------------------------------------------------------------------------

                      Description                         Shares      Market Value
----------------------------------------------------------------------------------
HEALTHCARE (CONTINUED)
Johnson & Johnson, Inc. ...............................    54,432     $ 5,068,980
Merck & Co., Inc. .....................................    50,376       3,378,340
Schering-Plough Corp. .................................   195,374       8,242,341
Warner-Lambert Co. ....................................   127,290      10,429,824
                                                                      -----------
                                                                       29,642,048
                                                                      -----------
PRODUCER MANUFACTURING  0.6%
Fluor Corp. ...........................................    12,831         588,622
                                                                      -----------
RAW MATERIALS/PROCESSING INDUSTRIES  8.5%
Air Products & Chemicals, Inc. ........................   109,090       3,661,333
Alcan Aluminum, Ltd....................................    10,774         443,754
Georgia Pacific Corp. .................................    37,376       1,896,832
Georgia Pacific Corp.--Timber Group....................    18,688         460,192
Louisiana Pacific Corp. ...............................    25,970         370,073
Lubrizol Corp. ........................................    37,620       1,161,517
                                                                      -----------
                                                                        7,993,701
                                                                      -----------
TECHNOLOGY  34.5%
Intel Corp. ...........................................   375,554      30,912,789
International Business Machines Corp. .................    15,016       1,621,728
                                                                      -----------
                                                                       32,534,517
                                                                      -----------
TOTAL LONG-TERM INVESTMENTS  97.4%
  (Cost $7,354,165)...............................................     91,721,386
REPURCHASE AGREEMENT  1.7%
  State Street Bank & Trust Co. ($1,640,000 par collateralized by
  U.S. Government obligations in a pooled account, dated 12/31/99,
  to be sold on 01/03/00 at $1,640,410) (Cost $1,640,000).........      1,640,000
                                                                      -----------
TOTAL INVESTMENTS  99.1%
  (Cost $8,994,165)...............................................     93,361,386
OTHER ASSETS IN EXCESS OF LIABILITIES  0.9%.......................        843,513
                                                                      -----------
NET ASSETS  100.0%................................................    $94,204,899
                                                                      ===========

(a) Non-income producing security as this stock currently does not declare dividends.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $8,994,165).........................  $93,361,386
Cash........................................................      943,873
Receivables:
  Dividends.................................................       85,204
  Interest..................................................          137
Other.......................................................       77,052
                                                              -----------
      Total Assets..........................................   94,467,652
                                                              -----------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................       39,860
  Income Distributions......................................       31,260
  Affiliates................................................        3,951
Managing General Partners' Retirement Plan..................      119,548
Accrued Expenses............................................       68,134
                                                              -----------
      Total Liabilities.....................................      262,753
                                                              -----------
NET ASSETS..................................................  $94,204,899
                                                              ===========
NET ASSETS WERE COMPRISED OF:
266,754 units of limited partnership interest...............  $92,939,686
3,411 units of non-managing general partnership interest....    1,188,515
220 units of managing general partnership interest..........       76,698
                                                              -----------
NET ASSETS..................................................  $94,204,899
                                                              ===========
NET ASSET VALUE PER UNIT ($94,204,899 divided by 270,385
  units of partnership interest outstanding)................  $    348.41
                                                              ===========

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................    $   994,171
Interest....................................................        180,739
                                                                -----------
    Total Income............................................      1,174,910
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................        457,835
Managing General Partners' Fees and Related Expenses........         66,774
Shareholder Reports.........................................         62,922
Accounting..................................................         32,248
Custody.....................................................         24,242
Legal.......................................................          2,395
Other.......................................................         40,677
                                                                -----------
  Total Expenses............................................        687,093
  Less Credits Earned on Overnight Cash Balances............             43
                                                                -----------
  Net Expenses..............................................        687,050
                                                                -----------
NET INVESTMENT INCOME.......................................    $   487,860
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS
Net Realized Gain...........................................    $ 1,777,935
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     76,547,458
  End of the Period.........................................     84,367,221
                                                                -----------
Net Unrealized Appreciation During the Period...............      7,819,763
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $ 9,597,698
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $10,085,558
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                   Year Ended          Year Ended
                                                December 31, 1999   December 31, 1998
-------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..........................    $   487,860         $   573,557
Net Realized Gain..............................      1,777,935           2,475,843
Net Unrealized Appreciation During the
  Period.......................................      7,819,763          17,188,549
                                                   -----------         -----------
Change in Net Assets from Operations...........     10,085,558          20,237,949
                                                   -----------         -----------
Distributions from Net Investment Income.......       (352,177)           (366,286)
Distributions from Net Realized Gain...........       (136,841)                -0-
                                                   -----------         -----------
    Total Distributions........................       (489,018)           (366,286)
                                                   -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...................................      9,596,540          19,871,663
                                                   -----------         -----------
FROM PARTNERSHIP UNIT TRANSACTIONS:
Proceeds from Units Issued Through Dividend
  Reinvestment.................................         80,661              49,579
Cost of Units Repurchased......................     (3,389,034)         (2,278,503)
                                                   -----------         -----------
NET CHANGE IN NET ASSETS FROM
  PARTNERSHIP UNIT TRANSACTIONS................     (3,308,373)         (2,228,924)
                                                   -----------         -----------
TOTAL INCREASE IN NET ASSETS...................      6,288,167          17,642,739
NET ASSETS:
Beginning of the Period........................     87,916,732          70,273,993
                                                   -----------         -----------
End of the Period (Including accumulated
  undistributed net investment income of
  $2,961,067 and $2,825,384, respectively).....    $94,204,899         $87,916,732
                                                   ===========         ===========
CHANGE IN PARTNERSHIP UNITS OUTSTANDING:
Units Issued Through Dividend Reinvestment.....            245                 180
Units Repurchased..............................        (10,219)             (8,376)
                                                   -----------         -----------
    Decrease in Partnership Units
      Outstanding..............................         (9,974)             (8,196)
                                                   ===========         ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for one unit of partnership interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                          Year Ended December 31 (a)
                              ---------------------------------------------------
                                1999       1998       1997       1996      1995
---------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period.............  $313.586   $243.538   $205.349   $ 151.88   $115.36
                              --------   --------   --------   --------   -------
  Net Investment Income.....     1.772      2.010      1.908      1.488      1.62
  Net Realized and
    Unrealized Gain.........    34.822     69.318     37.561     53.261     36.18
                              --------   --------   --------   --------   -------
Total from Investment
  Operations................    36.594     71.328     39.469     54.749     37.80
                              --------   --------   --------   --------   -------
Less:
  Distributions from Net
    Investment Income.......     1.280      1.280      1.280       1.28      1.28
  Distributions from Net
    Realized Gain...........      .490        -0-        -0-        -0-       -0-
                              --------   --------   --------   --------   -------
Total Distributions.........     1.770      1.280      1.280       1.28      1.28
                              --------   --------   --------   --------   -------
Net Asset Value, End of the
  Period....................  $348.410   $313.586   $243.538   $205.349   $151.88
                              ========   ========   ========   ========   =======
Total Return................    11.48%     29.36%     19.23%     36.21%    32.89%
Net Assets at End of the
  Period (In millions)......  $   94.2   $   87.9   $   70.3   $   61.8   $  47.8
Ratio of Expenses to Average
  Net Assets................      .75%       .74%       .75%       .93%      .88%
Ratio of Net Investment
  Income to Average Net
  Assets....................      .53%       .73%       .80%       .87%     1.16%
Portfolio Turnover..........        0%         0%         0%         0%        0%

(a) Based on average units outstanding.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Exchange Fund (the "Fund"), a California limited partnership, is a partnership registered under the Investment Company Act of 1940, as amended, as a diversified open-end investment management company. The Fund seeks capital appreciation in a portfolio of common stock. The Fund commenced investment operations on December 16, 1976.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Fixed income investments are stated at value using market quotations. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean between the last reported bid and ask price. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Managing General Partners. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
    The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank.

                               December 31, 1999
--------------------------------------------------------------------------------

The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts are amortized over the life of each applicable security. Premiums on debt securities are not amortized.

D. FEDERAL INCOME TAXES--The Fund has met the qualifications to be classified as a partnership for federal income tax purposes and intends to maintain this qualification in the future. A partnership is not subject to federal income tax.
    At December 31, 1999, for federal income tax purposes the cost of long- and short-term investments is $4,727,379; the aggregate gross unrealized appreciation is $88,634,007 and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation on long- and short-term investments of $88,634,007.

E. DISTRIBUTION OF INCOME AND GAINS--Quarterly distributions to partners are recorded on the record date. Net investment income is allocated daily to each partner, relative to the total number of units held. Capital gains or losses will be allocated equally among units outstanding on the day recognized.

F. EXPENSE REDUCTIONS--During the year ended December 31, 1999, the Fund's custody fee was reduced by $43 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide facilities and investment advice to the Fund for an annual fee payable monthly of .50% based on the average daily net assets of the Fund.
    For the year ended December 31, 1999, the Fund recognized expenses of approximately $2,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
    For the year ended December 31, 1999, the Fund recognized expenses of approximately $32,000 representing Van Kampen Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

                               December 31, 1999
--------------------------------------------------------------------------------

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 1999, the Fund recognized expenses of approximately $15,000. Transfer agency fees are determined through negotiations with the Fund's Managing General Partners and are based on competitive benchmarks.
    Managing general partners of the Fund who are not affiliated with the Adviser are compensated by the Fund at the annual rate of approximately $500 plus a fee of $250 per Board meeting attended.
    The Managing General Partners of the Fund instituted a Retirement Plan effective April 1, 1996. The Plan is not funded, and obligations under the Plan will be paid solely out of the Fund's general accounts. The Fund will not reserve or set aside funds for the payment of its obligations under the Plan by any form of trust or escrow. For the current Managing General Partners not affiliated with the Adviser, the annual retirement benefit payable per year for a ten year period is based upon the highest total annual compensation received in any of the three calendar years preceding retirement. Managing General Partners with more than five but less than ten years service at retirement will receive a prorated reduced benefit. Under the Plan, for the Managing General Partners retiring with the effectiveness of the Plan, the annual retirement benefit payable per year for a ten year period is equal to 75% of the total compensation received from the Fund during the 1995 calendar year.
    At December 31, 1999, the Adviser and Van Kampen Exchange Corp., as non-managing general partners of the Fund, owned 354 and 3,019 units of partnership interest, respectively.

3. PARTNERSHIP UNIT TRANSACTIONS
Partners of the Fund may redeem units at any time. The net asset value of units redeemed, other than redemptions under a systematic withdrawal plan, may be paid in cash or securities, at the option of the Fund, and will ordinarily be paid in whole or in part in securities. The Fund's valuation will determine the quantity of securities tendered. The Fund will select securities for tender in redemptions based on tax or investment considerations.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $-0- and $1,835,116, respectively.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen Exchange Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Exchange Fund (a California Limited Partnership), including the portfolio of investments, as of December 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Exchange Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit it obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above preset fairly, in all material respects, the financial position of Van Kampen Exchange Fund as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                                    KPMG LLP SIG
Chicago, Illinois
February 10, 2000

                                VAN KAMPEN FUNDS

GROWTH
   Aggressive Growth*
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Fixed Income*
   Global Franchise
   Global Government Securities*
   Global Managed Assets*
   International Magnum
   Latin American
   Strategic Income
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these
funds, ask your financial advisor for
a prospectus, which contains more
complete information, including sales
charges, risks, and ongoing expenses.
Please read it carefully before you
invest or send money.

To view a current Van Kampen fund
prospectus or to receive additional
fund information, choose from one of
the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                             * Closed to new investors
                                            ** Open to new investors for a
                                            limited time

                            VAN KAMPEN EXCHANGE FUND

                       (A California Limited Partnership)
--------------------------------------------------------------------------------

MANAGING GENERAL PARTNERS

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*
THEODORE A. MYERS
RICHARD F. POWERS, III*--Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
  President

DENNIS J. MCDONNELL*
  Executive Vice President and
  Chief Investment Officer

A. THOMAS SMITH III*
  Vice President and Secretary

JOHN L. SULLIVAN*
  Vice President, Treasurer and
  Chief Financial Officer

PETER W. HEGEL*
MICHAEL H. SANTO*
EDWARD C. WOOD, III*
  Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICE AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK AND TRUST CO.
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

NON-MANAGING GENERAL PARTNERS

VAN KAMPEN EXCHANGE CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

--------------------------------------------------------------------------------

                                YEAR 2000 UPDATE

   As we enter the new century, it's "business as usual" for Van Kampen. Thank you for the confidence you showed in us during the changeover on January 1, 2000, and for entrusting us with your investment portfolio. We look forward to continuing to serve your investment needs.

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